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                   Prudential MoneyMart Assets, Inc.
                 Supplement dated October 31, 1997 to
               Statement of Additional Information dated
                         February 28, 1997

The following information supplements "Investment Objective and Policies" in the Statement of Additional Information:

          When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis. i.e., delivery and payment can take place a month or more after the date of the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed deliver basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the custodian bank will maintain, in a separate account of the Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. On the delivery dates for such transactions the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then-available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. There is a risk that the securities may not be delivered and the Fund may incur a loss.
MF108C-2